United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 25, 2021

Date of Report (Date of earliest event reported)

NewHold Investment Corp. II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40944	86-2298898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12141 Wickchester Lane, Suite 325 Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 653-0153

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on October 25, 2021, NewHold Investment Corp. II (the “Company”) consummated its initial public offering (the “IPO”) of 17,500,000 units (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share (subject to adjustment). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $175,000,000. The Company, pursuant to an underwriting agreement dated October 20, 2021, by and between the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named therein (the “Underwriters”), granted the Underwriters a 45-day option to purchase up to 2,625,000 additional Units solely to cover over-allotments, if any.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) with NewHold Industrial Technology Holdings LLC II, the Company’s sponsor, and certain funds and accounts managed by Magnetar Financial LLC, UBS O’Connor LLC, and Kepos Capital, L.P. of 8,657,705 warrants (the “Private Warrants”) in the aggregate, each at a purchase price of $1.00 per Private Warrant, generating total proceeds to the Company of $8,657,705.

As of October 25, 2021, a total of $176,750,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet of the Company as of October 25, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet of NewHold Investment Corp. II as of October 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2021

NEWHOLD INVESTMENT CORP. II

By:	/s/ Kevin Charlton
Name:	Kevin Charlton
Title:	Chief Executive Officer

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